YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Bill Zollars Chairman, President & CEO Wolfe Research Transportation Conference May 19, 2009 Exhibit 99.1

YRC Worldwide

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2 Overview YRC Worldwide is a $9 billion provider of global transportation services, transportation management solutions, and logistics management with nearly 49,000 employees worldwide.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

3 Discussion Topics Pension reform Bank amendment Recent analyst reports Internal initiatives

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Liquidity
At April 30, our liquidity was well
above the $100 million covenant
Weekly cash usage is decelerating
and well ahead of internal forecasts
Operating loss in April was
significantly less than analysts’
estimates
Apr May/Jun Jul
Actual Forecast
Recent Analyst Reports
4/30/09 3/31/09
Cash - unrestricted 151 $   249 $
Availability - revolver 52        24
Availability - ABS 18        3
Liquidity excl restr. cash 221      275
Cash - restricted 36        18
Liquidity incl restr. cash 257 $   293 $

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

3/31/09 liquidity
• Cash & restricted cash - $266 million
• Borrowing availability - $27 million
• Improved collections and
disbursements
Sale leaseback proceeds
• Q1 Actual - $158 million
• Q2 Expected - over $200 million
Excess property sales
• $100 million expected in 2009
Liquidity
No significant debt maturities
until April 2010
Pension payment deferrals
• Negotiating deferral of multiple
months of union pension payments
(approx. $40 million/month)

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2009 Capital Expenditures
2009 expected cap ex significantly
less due to integration
• Older equipment in process of being
removed, enhancing average age of
fleet
After $100 million of expected
asset proceeds, expected net cap
ex around $30 million
We will continue to evaluate the
appropriate balance between
leasing opportunities and
purchases
Gross Capital Expenditures
(in millions)
2005 2006 2007 2008 2009E
$378
$394
$249*
$130
$305
*Includes $87 million financed through lease arrangements

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Compensation & benefits
Network changes
75 Non-union compensation/benefit reductions
*
$ 665
Est. full year run rate benefit (by end of 2009)
70 Further consolidation of back-office functions
240 Union compensation reductions
30 Regional enhancements
$ 250 Integration of Yellow & Roadway (now YRC)
Annual
Run Rate
Benefit
($ in millions)
On On target target to to improve improve operating operating income income by by over over $600 $600 million million as as we we exit exit 2009 2009
* This represents the estimated impact from the 10% salary/wage reductions and 401(k) match changes implemented during 2009.
Internal Initiatives

YRC Worldwide

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MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

8 8 YRC Integration - Productivity On-time delivery levels continue to improve; approaching record highs Load Average Dock Bills/hr Pickup & Delivery Bills/hr Week-to-date Actual Daily Actual

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

YRC Integration
The integration of Yellow and Roadway was the most significant transformation in LTL history and laid the groundwork for tremendous opportunities for YRC going forward.
YRC has the most comprehensive network in the industry with more operations than either Yellow or Roadway had individually yet over 250 fewer than at the original acquisition date.
We will continue to further optimize the network and expect around 400 operations by year end, resulting in a meaningful reduction in fixed and variable costs.
1Q09 2Q09 3Q09 4Q09
$0
$90
$200
$250
Annual Run Rate Benefit
(in millions)
12/31/2003 12/31/2008 3/1/2009 12/31/2009
Number of National Operations*
704
551
~450
~400
* Represents the number of distinct operations; does not equal physical locations

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Operating Environment Update
Economy remains very weak
• No significant signs of near-term improvement
• Some indications of hitting the bottom, though too early to confirm
Volume trends similar to March
• National
Some diverted shipments returning post integration of Yellow and Roadway networks
Absolute volumes have not changed significantly from end of Q1
• Regional
Experiencing some seasonal improvement but no meaningful year-over-year change
Pricing environment continues to be competitive

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Bank group remains supportive of our strategies and “self help” approach
YRCW has unique levers to enhance its market position and improve its financial condition
• Most notably, the integration of Yellow and Roadway
Continued focus on YRC Regional opportunities to improve growth and further efficiencies
YRC Logistics remains focused on global growth with an emphasis in
China
We expect to be well positioned when the economy improves
Summary

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “should,” “anticipate," “expect,” “can,“ "will”, “forecasts”, “estimated” and similar expressions are intended to identify forward-looking statements. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including
(among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from the combination of sales, operations and networks of Yellow Transportation and Roadway, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company's reports filed with the Securities and Exchange Commission, including the company's Annual Report on Form 10-K for the year ended
December 31, 2008.
• The company’s expectations regarding the impact of, and its operating income and service improvements due to, the integration of Yellow Transportation and Roadway, enhancements to the Regional transportation networks and consolidation of back-office functions, and the timing of achieving that improvement could differ materially from those projected in such forward-looking statements based on a number of factors, including (among others) the factors identified in the immediately preceding paragraph, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement cost reduction opportunities, including (without limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, changes in the company’s strategic direction, the need to replace any unanticipated losses in capital assets, approval of the affected unionized employees of changes needed to complete the integration under the company’s union agreements, the readiness of employees to utilize new combined processes, the effectiveness of deploying existing technology necessary to facilitate the combination of processes, the ability of the company to receive expected price for its services from the combined network and customer acceptance of those services.
• The company’s expectations regarding the savings to be generated from compensation and benefit reductions taken by both union and non-union employees are only its expectations regarding this matter.  Actual savings generated will depend on the actual number of employees working, which, in turn, is dependent on business volumes and needs.
• The company’s expectations regarding future asset dispositions and sale and financing leasebacks of real estate are only its expectations regarding these matters.  Actual dispositions and sale and financing leasebacks will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions, including (without limitation) usual and ordinary closing conditions such as favorable title reports or opinions and favorable environmental assessments of specific properties.
• The company’s expectations regarding its ability to negotiate the deferral of union pension payments are only its expectations regarding this matter. Whether the company is able to defer union pension payments is dependant upon the company reaching agreement with the International Brotherhood of Teamsters and representatives of multi-employer defined benefit pension funds to which the company contributes.
• The company’s expectations regarding its cash usage and gross capital expenditures are only its expectations regarding these items.  Actual cash usage and expenditures could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.